                                                                    EXHIBIT 99.1


                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 16, 2000 to August 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 28th day of August, 2000.

                                                  CONSECO FINANCE CORP.




                                                  BY: /s/Phyllis A. Knight
                                                      --------------------------
                                                      Phyllis A. Knight
                                                      Senior Vice President and
                                                       Treasurer

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                                 11,907,795.42
                                                                                    -----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn for prior Remittance Date                              0.00
                                                                                    -----------------

 (c) Amount Available after giving effect to withdrawal of Class M-1 Interest
     Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                                                    11,907,795.42
                                                                                    -----------------

 (d) Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                           0.00
                                                                                    -----------------

A.   Interest
     (2) Aggregate  interest
         a. Class A-1 Remittance Rate (7.72%)                                                    7.72%
                                                                                    -----------------
         b. Class A-1 Interest                                                             274,254.31                   5.86640235
                                                                                    -----------------                -------------

         c. Class A-2 Remittance Rate (7.98%)                                                    7.98%
                                                                                    -----------------
         d. Class A-2 Interest                                                             119,700.00                   6.65000000
                                                                                    -----------------                -------------

         e. Class A-3 Remittance Rate (8.07%)                                                    8.07%
                                                                                    -----------------
         f. Class A-3 Interest                                                             208,475.00                   6.72500000
                                                                                    -----------------                -------------

         g. Class A-4 Remittance Rate (8.48%)                                                    8.48%
                                                                                    -----------------
         h. Class A-4 Interest                                                             233,200.00                   7.06666667
                                                                                    -----------------                -------------

         i. Class A-5 Remittance Rate (8.85%)                                                    8.85%
                                                                                    -----------------
         j. Class A-5 Interest                                                             649,921.88                   7.37500006
                                                                                    -----------------                -------------

         k. Class A-6 Remittance Rate 8.49%, (unless
            the Weighted Average Contract Rate is
            less than 8.49%)                                                                     8.49%
                                                                                    -----------------
         l. Class A-6 Interest                                                           2,776,240.81                   6.94060203
                                                                                    -----------------                -------------




     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall                                                    0.00                            0
                                                                                    -----------------                -------------

     (4) Remaining:
         a. Unpaid Class A Interest Shortfall                                                    0.00                            0
                                                                                    -----------------                -------------

B.   Principal
     (5) Formula Principal Distribution  Amount                                          6,295,886.58                          N/A
                                                                                    -----------------                -------------
         a. Scheduled Principal                                                            908,974.58                          N/A
                                                                                    -----------------                -------------
         b. Principal Prepayments                                                        3,873,142.91                          N/A
                                                                                    -----------------                -------------
         c. Liquidated Contracts                                                             2,320.50                          N/A
                                                                                    -----------------                -------------
         d. Repurchases                                                                          0.00                          N/A
                                                                                    -----------------                -------------
         e. Current Month Advanced Principal                                             1,343,630.56                          N/A
                                                                                    -----------------                -------------
         f.  Prior Month Advanced Principal                                             (1,105,096.74)                         N/A
                                                                                    -----------------                -------------
         g. Additional Principal Distribution ($3,750,000.00 cap)                        1,272,914.77
                                                                                    -----------------

     (6) Pool Scheduled Principal Balance                                              736,195,987.32
                                                                                    -----------------

    (6b) Adjusted Pool Principal Balance                                               734,852,356.76                 979.80314235
                                                                                    -----------------                -------------
    (6c) Pool Factor                                                                       0.97980314
                                                                                    -----------------

    (6d) Net Certificate Principal Balance                                             720,735,845.91
                                                                                    -----------------

    (6e) Overcollateralization Amount (not to exceed $15,000,000.00)                    14,116,510.85
                                                                                    -----------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000
                                                                          Page 2

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                    -----------------

     (8) Class A Percentage for such Remittance Date                                            93.29%
                                                                                    -----------------

     (9) Class A Percentage for the following  Remittance Date                                  93.24%
                                                                                    -----------------

    (10) Class A  Principal Distribution:
         a. Class A-1                                                                    2,213,447.36                  47.34646759
                                                                                    -----------------                -------------
         b. Class A-2                                                                            0.00                   0.00000000
                                                                                    -----------------                -------------
         c. Class A-3                                                                            0.00                   0.00000000
                                                                                    -----------------                -------------
         d. Class A-4                                                                            0.00                   0.00000000
                                                                                    -----------------                -------------
         e. Class A-5                                                                            0.00                   0.00000000
                                                                                    -----------------                -------------
         g. Class A-6                                                                    4,082,439.22                  10.20609805
                                                                                    -----------------                -------------

    (11) Class A-1 Principal Balance                                                    40,416,756.65                 864.52955401
                                                                                    -----------------                -------------
   (11a) Class A-1 Pool Factor                                                             0.86452955
                                                                                    -----------------

    (12) Class A-2 Principal Balance                                                    18,000,000.00                 1000.0000000
                                                                                    -----------------                -------------
   (12a) Class A-2 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (13) Class A-3 Principal Balance                                                    31,000,000.00                 1000.0000000
                                                                                    -----------------                -------------
   (13a) Class A-3 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (14) Class A-4 Principal Balance                                                    33,000,000.00                 1000.0000000
                                                                                    -----------------                -------------
   (14a) Class A-4 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (15) Class A-5 Principal Balance                                                    88,125,000.00                 1000.0000000
                                                                                    -----------------                -------------
   (15a) Class A-5 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (16) Class A-6 Principal Balance                                                   388,319,089.26                  970.7977232
                                                                                    -----------------                -------------
   (16a) Class A-6 Pool Factor                                                             0.97079772
                                                                                    -----------------

    (17) Unpaid Class A Principal Shortfall
         (if any)following current Remittance Date                                               0.00
                                                                                    -----------------

    (18) Additional Principal Distribution Amount
                                                                                    -----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

    (19) 31-59 days                                                                      6,553,360.20                          168
                                                                                    -----------------                -------------

    (20) 60 days or more                                                                 5,117,354.84                          122
                                                                                    -----------------                -------------

    (21) Current Month Repossessions                                                       223,009.99                            6
                                                                                    -----------------                -------------

    (22) Repossession Inventory                                                            252,399.89                            9
                                                                                    -----------------                -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000
                                                                          Page 3

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2004.)

    (23) Average Sixty - Day Delinquency Ratio Test

         (a) Sixty - Day Delinquency Ratio for current Remittance Date                           0.73%
                                                                                    -----------------
         (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.0%)                                                                0.37%
                                                                                    -----------------


    (24) Cumulative Realized Losses Test

         (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             5.5% from July 1, 2004 to June 30, 2005,
             7.0% from July 1, 2005 to June 30, 2006; 9.0%  from                                 0.00%
             July 1, 2006 to June 30, 2007 and 10.5% thereafter)                    -----------------

    (25) Current Realized Losses Test

         (a) Current Realized Losses for current Remittance Date                             3,038.44
                                                                                    -----------------

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date;
             may not exceed 2.75%)                                                               0.00%
                                                                                    -----------------

    (26) Class M-1, M-2, Principal Balance Test

         (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 27.375%                                                       16.79%
                                                                                    -----------------

         (b) The sum of Class M-2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 20.25%                                                        11.88%
                                                                                    -----------------

    (27) Class B Principal Balance Test

         (a) Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $15,000,000.00                                                             48,750,000.00
                                                                                    -----------------

         (b) Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.                 6.71%
                                                                                    -----------------

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000
                                                                          Page 4

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS M-1 CERTIFICATES
----------------------
    (28) Amount available( including Monthly Servicing Fee)                              1,350,116.84
                                                                                    -----------------
A.   Interest
    (29)  Aggregate  interest

         (a) Class M-1 Remittance Rate 9.08%, unless the
             Weighted Average Contract Rate is less than 9.08%)                                  9.08%
                                                                                    -----------------

         (b) Class M-1 Interest                                                            269,562.50                   7.56666667
                                                                                    -----------------                -------------

         (c) Interest on Class M-1 Adjusted Principal Balance                                    0.00
                                                                                    -----------------

    (30) Amount applied to Class M-1 Interest Deficiency Amount                                  0.00
                                                                                    -----------------

    (31) Remaining unpaid Class M-1 Interest Deficiency Amount                                   0.00
                                                                                    -----------------

    (32) Amount applied to:
         a. Unpaid Class M-1 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

    (33) Remaining:
         a. Unpaid Class M-1 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

B.   Principal
    (34) Formula Principal Distribution  Amount                                                  0.00                          N/A
                                                                                    -----------------                -------------
         a. Scheduled Principal                                                                  0.00                          N/A
                                                                                    -----------------                -------------
         b. Principal Prepayments                                                                0.00                          N/A
                                                                                    -----------------                -------------
         c. Liquidated Contracts                                                                 0.00                          N/A
                                                                                    -----------------                -------------
         d. Repurchases                                                                          0.00                          N/A
                                                                                    -----------------                -------------

    (35) Class M-1 Principal Balance                                                    35,625,000.00                1000.00000000
                                                                                    -----------------                -------------
   (35a) Class M-1 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (36) Class M-1 Percentage for such Remittance Date                                           0.00%
                                                                                    -----------------

    (37) Class M-1  Principal Distribution:
         a. Class M-1 (current)                                                                  0.00                   0.00000000
                                                                                    -----------------                -------------
         b. Unpaid Class M-1 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                    -----------------

    (38) Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                    -----------------

    (39) Class M-1 Percentage for the following Remittance Date                                  0.00%
                                                                                    -----------------

    (40) Class M-1 Liquidation Loss Interest
         (a) Class M-1 Liquidation Loss Amount                                                   0.00
                                                                                    -----------------

         (b) Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                    0.00
                                                                                    -----------------

         (c) Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                     0.00
                                                                                    -----------------

         (d) Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                             0.00
                                                                                    -----------------

         (e) Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                                0.00
                                                                                    -----------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000
                                                                          Page 5

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS M-2 CERTIFICATES
----------------------
    (41) Amount available( including Monthly Servicing Fee)                              1,080,554.34
                                                                                    -----------------
    (42) Aggregate interest

         (a) Class M-2 Remittance Rate 10.32%, unless the
             Weighted Average Contract Rate is less than 10.32%)                                10.32%
                                                                                    -----------------

         (b) Class M-2 Interest                                                            322,500.00                   8.60000000
                                                                                    -----------------                -------------

         (c) Interest on Class M-2 Adjusted Principal Balance                                    0.00
                                                                                    -----------------

    (43) Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                                    -----------------

    (44) Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                                    -----------------

    (45) Amount applied to:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

    (46) Remaining:
         a. Unpaid Class M-2 Interest Shortfall                                                  0.00                            0
                                                                                    -----------------                -------------

B.   Principal
    (47) Formula Principal Distribution  Amount                                                  0.00                          N/A
                                                                                    -----------------                -------------
         a. Scheduled Principal                                                                  0.00                          N/A
                                                                                    -----------------                -------------
         b. Principal Prepayments                                                                0.00                          N/A
                                                                                    -----------------                -------------
         c. Liquidated Contracts                                                                 0.00                          N/A
                                                                                    -----------------                -------------
         d. Repurchases                                                                          0.00                          N/A
                                                                                    -----------------                -------------

    (48) Class M-2 Principal Balance                                                    37,500,000.00                1000.00000000
                                                                                    -----------------                -------------
   (48a) Class M-2 Pool Factor                                                             1.00000000
                                                                                    -----------------

    (49) Class M-2 Percentage for such Remittance Date                                           0.00%
                                                                                    -----------------

    (50) Class M-2  Principal Distribution:
         a. Class M-2 (current)                                                                  0.00                   0.00000000
                                                                                    -----------------                -------------
         b. Unpaid Class M-2 Principal Shortfall
            (if any) following prior Remittance Date                                             0.00
                                                                                    -----------------

    (51) Unpaid Class M-2 Principal Shortfall
         (if any) following current Remittance Date                                              0.00
                                                                                    -----------------

    (52) Class M-2 Percentage for the following Remittance Date                                  0.00%
                                                                                    -----------------

    (53) Class M-2 Liquidation Loss Interest
         (a) Class M-2 Liquidation Loss Amount                                                   0.00
                                                                                    -----------------

         (b) Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                    0.00
                                                                                    -----------------

         (c) Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                     0.00
                                                                                    -----------------

         (d) Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                             0.00
                                                                                    -----------------

         (e) Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                                0.00
                                                                                    -----------------

         *Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO. 20846QCU0, CV8
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000
                                                                          Page 6

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS BI CERTIFICATES
---------------------
     (1) Amount Available less the Class A
         Distribution Amount and Class M-1 Distribution
         Amount (including Monthly Servicing Fee)                                          758,054.34
                                                                                    -----------------

     (2) Class B-1 Adjusted Principal Balance                                                    0.00
                                                                                    -----------------

     (3) Class B-1 Remittance Rate (11.06%
         unless Weighted Average Contract Rate
         is below 11.06%)                                                                       11.06%
                                                                                    -----------------

     (4) Interest on Class B-1 Adjusted Principal Balance                                        0.00
                                                                                    -----------------

     (3) Aggregate Class B1 Interest                                                       138,250.00                   9.21666667
                                                                                    -----------------                -------------

     (4) Amount applied to Unpaid
         Class B1 Interest Shortfall                                                             0.00                         0.00
                                                                                    -----------------                -------------

     (5) Remaining Unpaid Class B1
         Interest Shortfall                                                                      0.00                         0.00
                                                                                    -----------------                -------------

     (6) Amount applied to Class B-1
         Interest Deficiency Amount                                                              0.00
                                                                                    -----------------

     (7) Remaining Unpaid Class B-1
         Interest Deficiency Amount                                                              0.00
                                                                                    -----------------

     (8) Unpaid Class B-1 Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                    -----------------

    (8a) Class B Percentage for such Remittance Date                                             0.00
                                                                                    -----------------

     (9) Current Principal (Class B Percentage of Formula Principal
         Distribution Amount)                                                                    0.00                   0.00000000
                                                                                    -----------------                -------------

   (10a) Class B1 Principal Shortfall                                                            0.00
                                                                                    -----------------

   (10b) Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                    -----------------

    (11) Class B Principal Balance                                                      48,750,000.00
                                                                                    -----------------

    (12) Class B1 Principal Balance                                                     15,000,000.00
                                                                                    -----------------
   (12a) Class B1 Pool Factor                                                              1.00000000
                                                                                    -----------------

    (13) Class B-1 Liquidation Loss Interest
         (a) Class B-1 Liquidation Loss Amount                                                   0.00
                                                                                    -----------------

         (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                        0.00
                                                                                    -----------------

         (c) Remaining Class B-1 Liquidation Loss Interest Amount                                0.00
                                                                                    -----------------

         (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall              0.00
                                                                                    -----------------

         (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                      0.00
                                                                                    -----------------

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                     CUSIP NO. 20846QCU0, CV8
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE  9/01/2000
                                                                          Page 7

                                                                                         Total $                       Per $1,000
                                                                                         Amount                         Original
                                                                                    -----------------                -------------
CLASS B2 CERTIFICATES
---------------------
    (14) Remaining Amount Available                                                        619,804.34
                                                                                    -----------------

    (15) Class B-2 Remittance Rate ( 11.06%
         unless Weighted Average Contract
         Rate is less than 11.06%)                                                              11.06%
                                                                                    -----------------

    (16) Aggregate Class B2 Interest                                                       311,062.50                   9.21666667
                                                                                    -----------------                -------------

    (17) Amount applied to Unpaid
         Class B2 Interest Shortfall                                                             0.00                         0.00
                                                                                    -----------------                -------------

    (18) Remaining Unpaid Class B2
         Interest Shortfall                                                                      0.00                         0.00
                                                                                    -----------------                -------------

    (19) Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                                                0.00
                                                                                    -----------------

    (20) Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                    -----------------

    (21) Class B2 Principal (zero until class B1
         paid down: thereafter, Class B Percentage
         of formula Principal Distribution Amount)                                               0.00                   0.00000000
                                                                                    -----------------                -------------

    (22) Guarantee Payment                                                                      0.00
                                                                                    -----------------

    (23) Class B2 Principal Balance                                                     33,750,000.00
                                                                                    -----------------
   (23a) Class B2 Pool Factor                                                              1.00000000
                                                                                    -----------------

    (24) Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class B-2  Distribution
         Amount, if the Company or Green Tree Financial Servicing Corp.                   308,741.84
         is the Servicer)                                                           -----------------

    (25) Class B-3I Guarantee Fee                                                                0.00
                                                                                    -----------------

    (26) Class B-3I Distribution Amount                                                          0.00
                                                                                    -----------------

    (27) Class B-3I Formula Distribution Amount (all Excess
         Interest plus Unpaid Class B-3I Shortfall)                                              0.00
                                                                                    -----------------

    (28) Class B-3I Distribution Amount (remaining Amount Available)                             0.00
                                                                                    -----------------

    (29) Class B-3I Shortfall (26-27)                                                    1,237,125.68
                                                                                    -----------------

    (30) Unpaid Class B-3I Shortfall                                                     3,573,776.67
                                                                                    -----------------

    (31) Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                    -----------------

    (32) Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                    -----------------

    (33) Repossessed Contracts                                                             223,009.99
                                                                                    -----------------
    (34) Repossessed Contracts Remaining in Inventory                                      252,399.89
                                                                                    -----------------

    (35) Weighted Average Contract Rate                                                      11.68766
                                                                                    -----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.